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                                                    Exhibit Number 10.1




RECORDING REQUESTED BY:

WHEN RECORDED MAIL TO:
IMPERIAL BANK
9920 South La Cienega Boulevard
Inglewood, CA  90301
Attn:  Real Estate Loan Services #4405
UREP/Loan #167

          Space above this line for Recorder's use only
______________________________________________________________________________

                    MODIFICATION AND/OR EXTENSION AGREEMENT


This agreement ("Agreement") is made as of March 27, 1995, by and between Imperial Bank, ("Bank") and UNIVERSITY REAL ESTATE PARTNERSHIP V, A CALIFORNIA LIMITED PARTNERSHIP ("Borrower").

Bank has made a loan ("Loan") evidenced by a promissory note dated November 29, 1989 in the original amount of $7,650,000.00 (the "Original Note"), which is secured by a deed of trust dated November 29, 1989, recorded on December 1, 1989, as Instrument No. 89-650874, in the Office of the Recorder of San Diego County, California (the "Deed of Trust"). The Original Note has a current maturity date of December 2, 2004. Borrower desires to modify the terms of the Original Note and to obtain an additional advance evidenced by the Additional Advance Note (as hereinafter defined) which shall be secured by the Deed of Trust and to cure defaults, if any, under the Original Note and Deed of Trust. As used herein, the Original Note and the Additional Advance Note shall hereinafter be collectively referred to as the "Note".

In consideration of the mutual covenants herein contained, Bank and Borrower agree as follows:

     1.   That the new maturity of the Note is December 1, 2000.

     2. Additional provisions are contained in the Addendum attached hereto and by this referenced made a part hereof.

     3. This Agreement is an extension and/or modification only and not a novation, and will be in full force and effect only upon receipt by Bank of the following:

     (a)  This Agreement executed by all parties;
     (b)  Payment of delinquent interest, if any;
     (c)  The modification and/or extension fee of $N/A
     (d) Payment for any and all recording fees and title company fees for title company services or endorsements as may be required by Bank, including, without limitation, a CLTA Endorsement No. 110.6 or ALTA Endorsement No. 110.5;


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     (e)  Verification that record and legal title to the property encumbered by the Deed of Trust is vested in Borrower and that there are no encumbrances or liens on the property senior to said Deed of Trust other than taxes and assessments, and that any or all delinquent taxes and assessments which are a lien on the property have been paid or will be paid as of recordation of this Agreement, except:

                   (X)   No exceptions
                   (_) Items shown in the Addendum attached hereto and by this reference made a part hereof.

     (f)  Documentation Fee of $0.

     4. Bank agrees to the amendment of the terms of the Note only to the extent herein specifically set forth on the condition that such amendment shall not prejudice any other existing or future rights, remedies, benefits or powers belonging or accruing to Bank under the terms of the Note as hereby amended, or of the Deed of Trust. Further, in consideration of this Agreement, Borrower hereby waives the provisions of Section 2832 of the Civil Code of California, the presentment of the Note to the maker, demand of payment, protest, notice of dishonor and notice of non-payment are hereby waived.

     5. Should default be made in the payment of principal or interest when due, or in the performance or observance when due, of any term, covenant or condition of any deed of trust, security agreement or other agreement (including amendments, or extensions thereof) securing or pertaining to the Note, and in each cash all applicable grace or cure periods shall have expired, at the option of the holder thereof and without notice or demand, the entire balance of principal and interest than remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the interest rate provided for in the Note, as it may vary from time to time.

     6. In all other respects, not inconsistent herewith, the terms of the Note shall remain in full force and effect, and the Deed of Trust shall otherwise remain unaffected, unchanged, and unimpaired.

     7. Borrower represents that it is in good standing in the state of its formation, and is qualified to do business in the state in which the property is located. Borrower represents that the performance of any obligations contemplated hereunder will not conflict with any provision of law, any of its formation documents or any other agreement binding upon it. Except as disclosed in writing to Bank, Borrower represents that it is not a party to any pending or, to its knowledge, threatened litigation or tax assessment proceedings, and that it knows of no contingent liabilities not previously disclosed in writing to Bank.


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     8.   Any and all security held by Bank as collateral for the payment of the
          Note, including the Deed of Trust, may be enforced by Bank concurrently, independently, in such order as Bank may determine; and with reference to any such security, in addition to the Deed of Trust, Bank may, without consent of or notice to any maker or guarantor, exchange, substitute or release such security without affecting the liability of any maker or guarantor or any of them, and Bank may release any one or more parties thereto or permit the liability of any such party to terminate without affecting the liability of any party or parties liable thereon.


BANK:                                      BORROWER:
IMPERIAL BANK,                             UNIVERSITY REAL ESTATE PARTNERSHIP V,
a California corporation                   A CALIFORNIA LIMITED PARTNERSHIP

                                              See attached Signature Page

By:  /s/ David Blitz
     ----------------------
         David Blitz,
         Sr. Vice President


ALL SIGNATURES MUST BE ACKNOWLEDGED BEFORE A NOTARY PUBLIC


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State of California           )
                              )     SS
County of Los Angeles         )


On March 29, 1995, before me, Dina Marie Hurley, Notary Public, personally appeared David Blitz, personally known to me (or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon which the person acted, executed the instrument.


WITNESS my hand and official seal.



/s/Dina Marie Hurley                                   /s/Seal
--------------------
Dina Marie Hurley                                       (Seal)



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SIGNATURE PAGE ATTACHED TO THAT CERTAIN MODIFICATION AND/OR EXTENSION AGREEMENT
DATED MARCH 27, 1995, EXECUTED BY UNIVERSITY REAL ESTATE PARTNERSHIP V, A CALIFORNIA LIMITED PARTNERSHIP.

UNIVERSITY REAL ESTATE PARTNERSHIP V,
a California limited partnership

By:  University Advisory Company,
     a California general partnership, general partner

     By:  Southmark Investors, Inc.,
          a Nevada corporation, general partner

          By: /s/ Charles B. Brewer
              ---------------------------------------
          Charles B. Brewer, Executive Vice President

     By:  Southmark Commercial Management, Inc.,
          a Georgia corporation, general partner

          By: /s/ Charles B. Brewer
              ---------------------------------------
          Charles B. Brewer, Executive Vice President




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STATE OF TEXAS              (S)
                            (S)
COUNTY OF DALLAS            (S)


On March 30, 1995, before me, a Notary Public, personally appeared Charles B. Brewer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity which the person acted, executed the instrument.

WITNESS my hand and official seal.


                              /s/ Jean M. Largent
                              ----------------------------
                              Notary Public in and for the
                              State of Texas

/s/ Seal

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ADDENDUM ATTACHED TO THAT CERTAIN MODIFICATION AND/OR EXTENSION AGREEMENT DATED
MARCH 27, 1995 EXECUTED BY UNIVERSITY REAL ESTATE PARTNERSHIP V, A CALIFORNIA LIMITED PARTNERSHIP, IN FAVOR OF IMPERIAL BANK, A CALIFORNIA CORPORATION.



                             ADDITIONAL PROVISIONS

1. The Loan amount shall be increased by $400,000.00. Concurrently with the execution hereof, Borrower shall execute and deliver to Bank an additional advance promissory note ("Additional Advance Note") in the amount of $400,000.00 of even date herewith in form and content acceptable to Bank. Said Additional Advance Note shall be secured by the Deed of Trust dated November 29, 1989, recorded on December 1, 1989 as Instrument #89-650874 in the office of the county recorder of San Diego County, California.

2. Commencing March 1, 1995 and continuing through December 1, 2000 when the unpaid principal balance and any other amount due under the Loan documents shall be due and payable in full, interest shall accrue and pay on the unpaid principal balance of the Note and Additional Advance Note at the rate of nine and one-half percent (9.5%) per annum.

3. Commencing with the payment due April 1, 1995, and continuing on the first day of each calendar month thereafter, Borrower shall make monthly payments of principal and interest under the Note and Additional Advance Note based on a twenty-five (25) year amortization and the interest rate set forth in paragraph 2 above until December 1, 2000, when the unpaid principal balance, plus any accrued but unpaid interest and any other amount due under the Loan documents, shall be due and payable in full.

4. The following Cross Default Provision shall by this reference be incorporated in the Deed of Trust:

          "Default in the performance or observance of any of the terms and provisions: (i) of any documents, including without limitation the Deed of Trust, ("Loan Documents") executed by Borrower or any entity guaranteeing any of Borrower's obligations to Beneficiary ("Guarantor") in connection with the obligations secured hereby; or
          (ii) of any documents executed by Borrower or Guarantor in connection with any other obligations of Borrower or Guarantor to Beneficiary, including but not limited to Beneficiary's Loan No. 197 ("Other Documents") shall constitute a default under the terms of each of the Loan Documents or Other Loan Documents at Beneficiary's option, thereby making available to Beneficiary any and all of the remedies set forth therein."


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                         ADDITIONAL PROVISIONS - PAGE 2



5. Bank and Borrower have, or will shortly, execute a certain note dated March 31, 1995, in the original principal amount of $250,000, and certain documents securing such note, such security documents relating to the property commonly known as Washington Towne Apartments, East Pint, Georgia (such note, security documents and all related documents being collectively referred to herein as the "Georgia Loan Documents"). Notwithstanding anything to the contrary contained in (i) the Georgia Loan Documents, (ii) the Note, (iii) the Deed of Trust, (iv) that certain Note made by Borrower payable to Bank dated September 9, 1993, in the original principal sum of $1,500,000 (the "Junior Note"), (v) and the deed of trust securing the Junior Note (such deed of trust, the Junior Note, the Note and the Deed of Trust and all related documents being collectively referred to herein as the "California Loan Documents"), a default in the performance or observance of any the terms and provisions of the Georgia Loan Documents, and a default in the performance or observance of any of the terms and provisions of the California Loan Documents shall not constitute a default under any provision of the Georgia Loan Documents, and Bank agrees that it shall not look to the property securing or secured by the California Loan Documents to satisfy any obligation of Borrower under the Georgia Loan Documents and shall not look to the property securing or secured by the California Loan Documents to satisfy any obligation of Borrower under the Georgia Loan Documents and shall not look to the property securing or secured by the Georgia Loan Documents to satisfy any obligation of Borrower under the California Loan Documents.


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